EXHIBIT 10.6

EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

THIS EXCHANGE AND REGISTRATION RIGHTS AGREEMENT is made and entered into as of August 7, 2020 by and among INVESCO REAL ESTATE INCOME TRUST INC., a Maryland corporation (the “Company”), and Massachusetts Mutual Life Insurance Company (“MM”).

WHEREAS, the Company has confidentially submitted a draft of and intends to file a registration statement on Form S-11 in connection with a proposed initial public offering (“IPO”) of shares of the Company’s Class T, Class S, Class D, Class I and Class E common stock, par value $0.01 per share (collectively, the “IPO Common Shares”);

WHEREAS, MM has agreed to purchase from the Company Class N shares of common stock, par value $0.01 per share (the “Class N Shares”), in a private placement transaction (the “Private Placement”); and

WHEREAS, the Company wishes to provide MM with certain exchange rights relating to the issuance of IPO Common Shares in exchange for the Class N Shares and certain registration rights with respect to such exchanged IPO Common Shares.

NOW, THEREFORE, for the mutual promises made herein and in the other agreements executed by the parties concurrently herewith or contemplated hereby, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

Section 1.	Definitions

The following capitalized terms used herein have the following meanings:

“Adviser” means Invesco Advisers, Inc.

“Affiliate” of any Person means another Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such first Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of management and policies of the other Person, whether through the ownership of voting securities, by contract, or otherwise.

“Agent” means the principal placement agent on an agented placement of Registrable Securities.

“Agreement” means this Exchange and Registration Rights Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Business Day” means any day, other than a Saturday or Sunday or a day on which commercial banks in New York, New York are required by law or permitted to be closed.

“Bylaws” means the Bylaws of the Company, as amended, supplemented or restated from time to time.

“Cash Amount” means the Transaction Price per Class N Share multiplied by the number of Tendered Class N Shares.

“Charter” means the Articles of Amendment and Restatement of the Company as amended, supplemented or restated from time to time.

“Class N Shares” is defined in the recitals of this Agreement.

“Commission” means the Securities and Exchange Commission, or any other federal agency then administering the Securities Act or the Exchange Act.

“Company” is defined in the preamble to this Agreement.

“EDGAR” is defined in Section 5.1(e) of this Agreement.

“End of Suspension Notice” is defined in Section 4.3.

“Exchange” has the meaning in Section 2.1 of the Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Exchange Ratio” will be one Class N Share for a number of shares of the class of the IPO Common Shares selected by the Exchanging Stockholder with an equivalent aggregate NAV per share as the NAV per Class N Share, in each case as of the most recently available month-end prior to the Specified Exchange Date.

“Exchanging Stockholders” has the meaning in Section 2.1 of this Agreement.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“First Closing” is defined in Section 2.1 of this Agreement.

“Holder” means (i) MM as an owner of Registrable Securities and (ii) any Person who becomes a Holder pursuant to Section 9.5.

“Investor” means (i) MM as an owner of Class N Shares and (ii) any Person who becomes an Investor pursuant to Section 9.5.

“IPO” is defined in the recitals of this Agreement.

“IPO Common Shares” is defined in the recitals to this Agreement.

“IPO Common Shares Amount” means a number of IPO Common Shares equal to the product of (x) the number of Tendered Class N Shares, less the number (if any) of Tendered Class N Shares that the Company elects to repurchase for the applicable Cash Amount pursuant to Section 2.2, and (y) the Exchange Ratio in effect on the Specified Redemption Date with respect to such Tendered Class N Shares; provided, however, that in the event that the Company issues to all holders of IPO Common Shares as of a certain record date rights, options, warrants or convertible or exchangeable securities entitling the Company’s stockholders to subscribe for or purchase IPO Common Shares, or any other securities or property (collectively, the “Rights”), with the record date for such Rights issuance falling within the period starting on the date of the Notice of Exchange and ending on the day immediately preceding the Specified Exchange Date, which Rights will not be distributed before the relevant Specified Exchange Date, then the IPO Common Shares Amount shall also include such Rights that a holder of that number of IPO Common Shares would be entitled to receive, expressed, where relevant hereunder, in a number of IPO Common Shares determined by the Company in good faith.

“Losses” is defined in Section 6.1.

“Majority Selling Holders” means those Selling Holders whose Registrable Securities included in such registration or offering, as applicable, represent a majority of the Registrable Securities of all Selling Holders included therein.

“Memorandum” means the confidential private placement memorandum of the Company regarding the private offer and sale of Class N Shares, dated January 16, 2020, as supplemented by Supplement Number One thereto, dated August 7, 2020, as further amended or supplemented from time to time, including all schedules, exhibits and attachments thereto.

“MM” has the meaning given to such term in the preamble hereto.

“NAV” means the net asset value of the Company as determined pursuant to the valuation guidelines adopted by the Company’s board of directors, as set forth in the Memorandum.

“Notice of Exchange” means the Notice of Exchange substantially in the form of Exhibit A attached to this Agreement.

“Ownership Restrictions” is defined in Section 2.5.

“Person” means any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

“Private Placement” is defined in the recitals of this Agreement.

“Prospectus” means the prospectus or prospectuses included in any Registration Statement (including any “free writing prospectus” (as defined in Rule 405 of the Securities Act) and any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference or deemed to be incorporated by reference in such prospectus or prospectuses.

“Qualified Party” means an “Accredited Investor” as defined in Rule 501 promulgated under the Securities Act.

“Registrable Securities” means the IPO Common Shares issued to the Exchanging Stockholders in exchange for Class N Shares and any Securities into which the IPO Common Shares may be converted or exchanged pursuant to any merger, consolidation, sale of all or any part of its assets, corporate conversion or other extraordinary transaction of the Company held by a Holder (whether now held or hereafter acquired, and including any such Securities received by a Holder upon the conversion or exchange of, or pursuant to such a transaction with respect to, other Securities held by such Holder). As to any particular Registrable Securities, such Securities shall cease to be Registrable Securities on the earliest to occur of: (a) the date on which a Registration Statement with respect to the sale of such Registrable Securities shall have become effective under the Securities Act and such Registrable Securities shall have been sold, transferred or disposed of in accordance with such Registration Statement; (b) the date on which such Registrable Securities shall have ceased to be outstanding; (c) any date on which Company counsel delivers a written opinion of counsel, which shall be in a form reasonably satisfactory to Holder’s counsel, to the effect that such Holder’s Registrable Securities are eligible for sale without registration pursuant to Rule 144 (or any successor provision) under the Securities Act and without volume limitations or other restrictions on transfer thereunder; or (d) the date on which such Registrable Securities have been sold to a third party and all transfer restrictions and restrictive legends with respect to such Registrable Securities are removed upon the consummation of such sale.

“Registration Statement” means any registration statement filed by the Company with the Commission in compliance with the Securities Act (including any Shelf Registration Statement) for a public offering and sale of the IPO Common Shares or other securities of the Company, including the Prospectus, amendments and supplements to such Registration Statement, including pre-and post-effective amendments, all exhibits and all materials incorporated by reference or deemed to be incorporated by reference in such Registration Statement (other than a registration statement (i) on Form S-4 or Form S-8 or any successor form to Form S-4 or Form S-8 or in connection with any employee or director welfare, benefit or compensation plan, (ii) covering only Securities proposed to be issued in exchange for Securities or assets of another entity, (iii) in connection with an exchange offer or an offering of Securities exclusively to existing Security holders of the Company or its subsidiaries, (iv) relating to a transaction pursuant to Rule 145 of the Securities Act, (v) for an offering of debt that is convertible into equity Securities of the Company, or (vi) solely for a dividend reinvestment plan).

“Rights” is defined in the definition of “IPO Common Shares Amount.”

“Securities” means capital stock, limited partnership interests, limited liability company interests, beneficial interests, warrants, options, notes, bonds, debentures, and other securities, equity interests, ownership interests and similar obligations of every kind and nature of any Person.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Selling Holders” means, with respect to a specified registration or offering pursuant to this Agreement, the Holders whose Registrable Securities are proposed to be included in such registration or offering, as applicable.

“Shelf Effectiveness Period” is defined in Section 3.1 of this Agreement.

“Shelf Offering” is defined in Section 3.2 of this Agreement.

“Shelf Offering Notice” is defined in Section 3.2 of this Agreement.

“Shelf Registration Notice” is defined in Section 3.1 of this Agreement.

“Shelf Registration Statement” means a Registration Statement on Form S-11, Form S-3 or another appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

“Specified Exchange Date” means the 30th Business Day following receipt by the Company of a Notice of Exchange.

“Subscription Agreement” means the Subscription Agreement, dated August 7, 2020, between Massachusetts Mutual Life Insurance Company and the Company.

“Suspension Event” is defined in Section 4.3.

“Suspension Notice” is defined in Section 4.3.

“Tendered Class N Shares” is defined in Section 2.1 of this Agreement.

“Transaction Price” means the price per share at which Class N Shares are offered in the Private Placement, which at the First Closing will be $25.00 per share and thereafter will vary and will be equal to the Company’s NAV per Class N Share as of the last day of the immediately prior month, as determined monthly in accordance with the guidelines and procedures adopted by the Company’s board of directors (as set forth in the Memorandum), or such other price per Class N Share which, in the Company’s sole discretion, more appropriately reflects the fair value of a Class N Share if there has been a material change to the NAV per Class N Share since the last day of the prior month, as determined in accordance with the Subscription Agreement; provided, however, that the Transaction Price for purposes of the Cash Amount payable pursuant to Section 2.3 shall in no event be less than the NAV per share of the Class N Shares as of the last day of the month immediately preceding the Specified Exchange Date.

“Transfer” means and includes the act of selling, giving, transferring, creating a trust (voting or otherwise), assigning or otherwise disposing of (other than pledging, hypothecating or otherwise transferring as security or any transfer upon any merger or consolidation) (and correlative words shall have correlative meanings); provided, however, that any transfer or other disposition upon foreclosure or other exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as security shall constitute a Transfer.

“Underwriters’ Representative” means the managing underwriter, or in the case of a co-managed underwriting, the managing underwriter designated as the Underwriters’ Representative by the co-managers.

“WKSI” shall mean a well-known seasoned issuer, as defined in Rule 405 under the Securities Act.

Section 2.	Exchange Rights

2.1

If a Registration Statement with respect to an IPO has been declared effective by the Commission, each Investor shall have the right at any time and from time to time on or after the fifth anniversary of the initial closing of the Private Placement (the “First Closing”) to cause the Company to exchange (an “Exchange”) all or a portion of its Class N Shares (the “Tendered Class N Shares”) for the IPO Common Shares Amount. The Investor who is exercising its exchange right pursuant to this Section 2.1 (the “Exchanging Stockholder”) shall have no right, with respect to any Tendered Class N Shares so exchanged, to receive any distributions paid on or after the Specified Exchange Date. Any Exchange shall be exercised pursuant to a Notice of Exchange in the form attached hereto as Exhibit A, which shall, among other things, specify the class of IPO Common Shares the Investor elects to receive in the Exchange, delivered to the Company by the Exchanging Stockholder.

2.2

Notwithstanding Section 2.1 above, if an Investor has delivered to the Company a Notice of Exchange then the Company may, in its sole and absolute discretion, elect to assume and satisfy the Company’s Exchange obligation and acquire some or all of the Tendered Class N Shares from the Exchanging Stockholder in exchange for the Cash Amount (as of the Specified Exchange Date). The Company shall give such Exchanging Stockholder written notice of its election on or before the close of business on the tenth Business Day after its receipt of the Notice of Exchange. The Cash Amount shall be payable to the Exchanging Stockholder by the Specified Exchange Date.

2.3

The IPO Common Shares Amount, if applicable, shall be delivered as duly authorized, validly issued, fully paid and nonassessable IPO Common Shares and, if applicable, free of any pledge, lien, encumbrance or restriction, other than those provided in the Charter or the Bylaws of the Company, the Securities Act, relevant state securities or blue sky laws and this Agreement. Notwithstanding any delay in such delivery (but subject to Section 2.5), the Exchanging Stockholder shall be deemed the owner of such IPO Common Shares for all purposes, including without limitation, rights to vote or consent, and receive dividends, as of the Specified Exchange Date. In addition, the IPO Common Shares for which the Tendered Class N Shares might be exchanged shall, if the Tendered Class N Shares are certificated, also bear such restrictive legends that the Company determines are appropriate to mark transfer, ownership or other restrictions and limitations applicable to the IPO Common Shares. The Company shall pay by the Specified Exchange Date any cash proceeds to the Exchanging Stockholder representing the difference between the NAV of the Class N Shares exchanged and the NAV of the IPO Common Shares received by the Exchanging Stockholder due to the Company’s determination not to issue fractional IPO Common Shares, which determination shall be in the Company’s sole and absolute discretion.

2.4

Each Investor covenants and agrees with the Company that all Tendered Class N Shares shall be delivered to the Company free and clear of all liens, claims and encumbrances whatsoever and should any such liens, claims and/or encumbrances exist or arise with respect to such Tendered Class N Shares, the Company shall be under no obligation to acquire or Exchange the same. Each Investor further agrees that, in the event any state or local property transfer tax is payable as a result of the transfer of its Tendered Class N Shares to the Company (or its designee), such Investor shall assume and pay such transfer tax.

2.5

Notwithstanding any other provision of this Agreement, (i) an Investor shall not be entitled to effect an Exchange of Tendered Class N Shares to the extent the ownership or right to receive IPO Common Shares (or the applicable Cash Amount) pursuant to such Exchange could cause such Investor or any other Person to violate the restrictions on ownership and transfer of the Company’s common stock set forth in the Charter (as modified by any waiver to the application of such restrictions that the Company’s board of directors, in its sole discretion, may grant from time to time, including the waiver granted by the Company’s board of directors pursuant to the Request to Waive Stock Ownership Limit Letter, to be delivered prior to the Initial Closing (as defined in the Subscription Agreement), between Massachusetts Mutual Life Insurance Company and the Company) (the “Ownership Restrictions”) and shall have no rights under this Agreement to acquire IPO Common Shares which would otherwise be prohibited by the Ownership Restrictions, and (ii) any attempted Exchange of Tendered Class N Shares that would be in violation of the Ownership Restrictions shall be null and void ab initio.

2.6

Notwithstanding anything herein to the contrary, (i) without the consent of the Company, each Investor may effect an Exchange only one time in each fiscal quarter; (ii) without the consent of the Company, each Investor may not effect an Exchange for less than a number of Tendered Class N Shares with an aggregate NAV of $20 million, based on the Company’s most recently available month-end NAV per share information or, if the Investor holds less than such number of Class N Shares, all of the Class N Shares held by such Investor; (iii) without the consent of the Company, each Investor may not effect an Exchange during the period after the record date with respect to a distribution on the Class N Shares and before the record date established by the Company for a distribution in respect of the IPO Common Shares to its stockholders of some or all of its portion of such distribution, provided the duration of such period shall not exceed 30 calendar days; (iv) the consummation of any Exchange (for IPO Common Shares or the applicable Cash Amount) shall be subject to the expiration or termination of the applicable waiting period, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; and (v) each Exchanging Stockholder shall continue to own all Class N Shares subject to any Exchange, and be treated as an owner with respect to such Class N Shares, until such Class N Shares are transferred to the Company and exchanged for IPO Common Shares or the applicable Cash Amount, as applicable, on the Specified Exchange Date.

Section 3.	Registration Rights

3.1

If a Registration Statement with respect to an IPO has been declared effective by the SEC, then at any time and from time to time on or after the fifth anniversary of the First Closing, any Holder may deliver to the Company a written notice (a “Shelf Registration Notice”) requiring the Company to prepare and file with the Commission a Shelf Registration Statement with respect to resales of some or all Registrable Securities by such Holder as promptly as practicable after receiving the Shelf Registration Notice, but in no event more than 45 days following receipt of such notice. Unless such Shelf Registration Statement shall become automatically effective, the Company shall use commercially reasonable efforts to cause the Shelf Registration Statement to become or be declared effective by the Commission for all of the Registrable Securities covered thereby as promptly as practicable but in no event later than 90 days following delivery of the Shelf Registration Notice (if it is not an automatically effective Shelf Registration Statement). If the Company is a WKSI at the time that the Shelf Registration Statement is to be filed, the Company shall file an automatic Shelf Registration Statement which covers such Registrable Securities. The Company agrees to use commercially reasonable efforts to keep the Shelf Registration Statement (or a successor Registration Statement filed with respect to the Registrable Securities) continuously effective (including by filing a new Shelf Registration Statement if the initial Shelf Registration Statement expires) in order to permit the Prospectus forming a part thereof to be lawfully delivered and the Shelf Registration Statement useable for resale of the Registrable Securities, so long as there are any Registrable Securities outstanding (the “Shelf Effectiveness Period”).

3.2

Subject to the limitations set forth in Section 3.3, upon the written request of a Holder (“Shelf Offering Notice”) to the Company from time to time during the Shelf Effectiveness Period, the Company will use commercially reasonable efforts to facilitate a “takedown” of Registrable Securities off of the Shelf Registration Statement by such Holder (“Shelf Offering”) by amending or supplementing the Prospectus related to the Shelf Registration Statement as may be reasonably requested by such Holder as promptly as reasonably practicable upon receipt of the Shelf Offering Notice and taking other actions contemplated by Section 5.1 that may be applicable to such Shelf Offering. Neither the Company nor any stockholder of the Company (other than the Holders) may include securities in any offering requested under Section 3. Notwithstanding anything to the contrary in this Agreement, the Company and its Affiliates shall have no obligation to assist any Holder in the marketing, distribution or sales of the Registrable Securities and the Holders shall and shall cause their advisers and Affiliates to comply with any applicable securities laws and the Charter in connection with the marketing, distribution and sales of the Registrable Securities.

3.3

Notwithstanding anything to the contrary in this Agreement, no Holder may exercise the registration rights set forth in this Section 3, and the Company will not be obligated to effect, or pay the registration expenses in respect of, more than three Registration Statements or three Shelf Offerings in total with respect to a Holder’s Registrable Securities or two Registration Statements or two Shelf Offerings with respect to a Holder’s Registrable Securities in any 12-month period; provided, however, that a request for registration will not count for the purposes of this limitation if (i) the Majority Selling Holders of the registration determine in good faith to withdraw (A) such Shelf Registration Notice prior to the filing of the Registration Statement or (B) such Registration Statement (prior to the effective date of the Registration Statement relating to such request) due to (1) regulatory reasons, (2) because of a material adverse change in the business, financial condition or prospects of the Company or (3) due to the exercise by the Company of its rights under Section 4 or (ii) the Registration Statement relating to such request is not declared effective within 90 days of the date such Registration Statement is first filed with the Commission (other than solely by reason of Holders refusing to proceed) and the Majority Selling Holders of the registration withdraw such Shelf Registration Notice prior to the effective date of the Registration Statement relating to such request; provided, further, that any expenses incurred by the Company in connection with any Registration Statements that are not counted towards the limit set forth in this Section 3.3 shall still be included for purposes of the aggregate fee limit for which the Company is responsible pursuant to Section 7.1. Notwithstanding anything to the contrary in this Agreement, no Holder may exercise any registration rights set forth in this Section 3, including without limitation the ability to deliver Shelf Registration Notices and Shelf Offering Notices, with respect to Registrable Securities with an aggregate value that is less than $20 million (based on the Company’s most recently available month-end NAV per share information); provided, however, that the foregoing limitation will not apply to the exercise of such registration rights by a Holder if (i) such registration rights are exercised with respect to all of such Holder’s Registrable Securities and (ii) the aggregate value of all of such Holder’s Registrable Securities at such time is at least $10 million (based on the Company’s most recently available month-end NAV per share information).

3.4

Notice to Holders. The Company shall give written notice of the proposed filing of any Shelf Registration Statement with respect to offerings of Registrable Securities to all Holders as soon as practicable (and in any event at least ten Business Days before the anticipated filing date of such Shelf Registration Statement), and each Holder (other than the Holder which requested such Registration Statement pursuant to Section 3.1) who wishes to participate in such Shelf Registration Statement shall notify the Company in writing within five Business Days after the receipt by a Holder of such notice from the Company, and shall specify in such notice the number of Registrable Securities to be included in the applicable Shelf Registration Statement. The Company shall use its commercially reasonable efforts to include in each such Shelf Registration Statement such Registrable Securities for which the Company has received a request from the Holder within five Business Days after giving the notice. If the Holder decides not to include all of its Registrable Securities in any Shelf Registration Statement thereafter filed by the Company, the Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent Shelf Registration Statements as may be filed by the Company with respect to offerings of Registrable Securities. The Company shall use its commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register pursuant to the Holder’s request, to the extent required to permit the disposition of the Registrable Securities so requested to be registered. No registration effected under this Section 3.4 shall relieve the Company of its obligations to effect any registration of the offer and sale of Registrable Securities upon request under Section 3.1 or Section 3.2 hereof, subject to the limitations on the number of Registration Statements and Shelf Offerings set forth in the first sentence of Section 3.3. No election by a Holder to participate in a Shelf Registration Statement pursuant to this Section 3.4 shall be deemed to count against such electing Holder for purposes of the limits on the number of Registration Statements and Shelf Offerings set forth in the first sentence of Section 3.3.

3.5

Underwritten Offerings. If any registration or offering pursuant to Section 3.1 involves an underwritten offering (whether on a “firm,” “best efforts” or “all reasonable efforts” basis or otherwise), or an agented offering, the Majority Selling Holders shall have the right to select the underwriter or underwriters and manager or managers to administer such underwritten offering or the placement agent or agents for such agented offering.

Section 4.	Suspension

4.1

Subject to the provisions of this Section 4 and a good faith determination by the Company that it is in the best interests of the Company to postpone the effectiveness of a Registration Statement or suspend the use of any Registration Statement, following the effectiveness of such Registration Statement (and the filings with any U.S. federal or state securities commission), the Company, by written notice to the Holders, may delay the effectiveness of a Registration Statement or direct Holders to suspend sales of the Registrable Securities pursuant to such Registration Statement for such times as the Company reasonably may determine is necessary and advisable (but in no event for more than 45 consecutive days or 90 total days in any 365-day period), if any of the following events will occur: (i) an underwritten public offering of IPO Common Shares by the Company if the Company is advised by the underwriters that the concurrent resale of the Registrable Securities by Holders pursuant to the Registration Statement would have a material adverse effect on the Company’s underwritten public offering, (ii) there is material non-public information regarding the Company that (A) the Company determines not to be in the Company’s best interest to disclose, (B) would, in the good faith determination of the Company, require a revision to the Registration Statement so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (C) the Company is not otherwise required to disclose, or (iii) there is a significant bona fide business opportunity (including the acquisition or disposition of assets (other than in the ordinary course of business), including any significant merger, consolidation, tender offer or other similar transaction) available to the Company that the Company determines not to be in the Company’s best interests to disclose. If the Company shall postpone the filing of a Registration Statement, the Majority Selling Holders of the registration who were to participate therein shall have the right to withdraw the request for registration. Any such withdrawal shall be made by giving written notice to the Company within 30 days after receipt of the Suspension Notice (as defined below). Such withdrawn registration request shall not be treated as a request for a registration effected pursuant to Section 3.3 (and shall not be counted towards the number of registrations effected).

4.2

Upon the earlier to occur of (i) the Company delivering to the Holders an End of Suspension Notice (as defined below), or (ii) the end of the maximum permissible suspension period, the Company will use commercially reasonable efforts to promptly make effective, amend or supplement the Registration Statement so as to permit the Holders to begin or resume sales of the Registrable Securities as soon as possible.

4.3

In the case of an event that causes the Company to delay the effectiveness of a Registration Statement or suspend the use of a Registration Statement (a “Suspension Event”), the Company will give written notice (a “Suspension Notice”) to the Holders to suspend sales of the Registrable Securities, if applicable, and such notice will state that such delay or suspension will continue only for so long as the Suspension Event or its effect is continuing and the Company is taking all reasonable steps to terminate postponement or suspension of the effectiveness of the Registration Statement as promptly as possible. Holders will not affect any sales of the Registrable Securities pursuant to such Registration Statement (or such filings) at any time after a Suspension Notice has been delivered by the Company prior to receipt of an End of Suspension Notice (as defined below). If so directed by the Company, the Holders will deliver to the Company (at the reasonable expense of the Company) all copies other than permanent file copies then in Holders’ possession of the Prospectus covering the Registrable Securities at the time of receipt of the Suspension Notice. The Holders may commence effecting sales of the Registrable Securities pursuant to the Registration Statement (or such filings) following further notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice will be given by the Company to the Holders in the manner described above promptly following the conclusion of any Suspension Event and its effect.

Section 5.	Additional Obligations of the Company and the Holders

5.1

Obligations of the Company. When the Company is required to effect the registration of any Registrable Securities or facilitate or effect any offering pursuant to Section 3 of this Agreement, the Company shall:

(a)

use commercially reasonable efforts to (i) register or qualify the Registrable Securities within a reasonable time after the applicable Registration Statement is declared effective by the Commission under up to five applicable state securities or “blue sky” laws of such jurisdictions as any Holder may reasonably request in writing, (ii) keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective pursuant to this Agreement, (iii) cooperate with the Holders and the underwriters or Agents, if any, and their respective counsel in connection with any filings required to be made with FINRA or other applicable regulatory authorities, and (iv) to do any and all other similar acts and things that may be reasonably necessary or advisable to enable the Holders to consummate the disposition of the Registrable Securities in each such jurisdiction; provided, however, that the Company shall not be required to (A) qualify generally to do business in any jurisdiction as a foreign corporation or to register as a broker or dealer in any jurisdiction where it would not otherwise be required to so qualify or register but for this Agreement, (B) take any action that would cause it to become subject to any taxation in any jurisdiction where it would not otherwise be subject to such taxation or (C) take any action that would subject it to the general service of process in any jurisdiction where it is not then so subject;

(b)

promptly notify each Selling Holder of the receipt, and provide copies to the Selling Holders, of any comments or other correspondence from staff of the Commission with respect to any Registration Statement and use commercially reasonable efforts to promptly respond to such comments and provide copies of such responses to the Selling Holders;

(c)

as promptly as practicable, prepare and file with the Commission, if necessary, such amendments and supplements to the Registration Statement and the Prospectus used in connection with such Registration Statement or any document incorporated therein by reference or file any other required document as may be necessary to cause or maintain the effectiveness of such Registration Statement for so long as such Registration Statement is required to be kept effective and to comply with the provisions of the Securities Act and the rules thereunder with respect to the disposition of all securities covered by such Registration Statement and the instructions applicable to the registration form used by the Company;

(d)

furnish, without charge, to the Holders such number of copies of the Registration Statement, each amendment and supplement thereto (in each case including all exhibits, but excluding any documents to be incorporated by reference therein that are publicly available on the Commission’s Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”)), and the Prospectus included in such Registration Statement (including each preliminary Prospectus) in conformity with the requirements of the Securities Act as the Holders or any underwriter or Agent may reasonably request for use in and in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Holders;

(e)

if a disposition of Registrable Securities takes the form of an underwritten or agented offering, any “bought deal” or block trade, promptly enter into customary agreements (including, in the case of an underwritten offering, underwriting agreements in customary form, and including provisions with respect to indemnification and contribution in customary form and consistent with the provisions relating to indemnification and contribution contained herein) and promptly take all other customary actions at such times as customarily occur in similar registered offerings in order to facilitate the disposition of such Registrable Securities and in connection therewith, including:

(i)	make such representations and warranties to the Selling Holders and the underwriters, if any, in form, substance and scope as are customarily made by issuers in similar underwritten offerings;

(ii)

obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Selling Holders and the Underwriter’s Representative or Agent, if any) addressed to the underwriters, if any, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by such Selling Holders and the lead managing underwriter, and the Company shall furnish to each Selling Holder a signed counterpart of any such legal opinion;

(iii)

obtain “comfort” letters and updates thereof from the Company’s independent certified public accountants addressed to the Selling Holders, if permissible, and the underwriters, if any, which letters shall be customary in form and shall cover matters of the type customarily covered in “comfort” letters to underwriters in connection with primary underwritten offerings, and the Company shall furnish to each Selling Holder a signed counterpart of any such “comfort” letter; and

(iv)

use commercially reasonable efforts to obtain executed lock-up agreements from the officers and directors of the Company and from the holders of more than 5% of the Company’s equity securities (who are, or whose associated persons are, bound by the Company’s insider trading policy), if requested by the underwriters for such time periods as the underwriters may reasonably request.

(f)

promptly notify the Holders: (i) when the Registration Statement, any pre-effective amendment, the Prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threat of any proceedings for that purpose, and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction or the initiation of any proceeding for such purpose;

(g)

use commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or suspending the qualification or exemption from qualification under state securities or “blue sky” laws, and, if any such order suspending the effectiveness of a Registration Statement or suspending the qualification or exemption from qualification under state securities or “blue sky” laws is issued, promptly use commercially reasonable efforts to obtain the withdrawal of such order at the earliest possible moment (and shall provide the Holders with prompt notice thereof);

(h)

after the filing of a Registration Statement and thereafter until the expiration of the period during which the Company is required to maintain the effectiveness of the applicable Registration Statement as set forth in the applicable sections above, promptly notify the Holders: (i) of the existence of any fact of which the Company is aware or the happening of any event which has resulted in (A) the Registration Statement, as then in effect, containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein not misleading, (B) the Prospectus included in such Registration Statement containing an untrue statement of a material fact or omitting to state a material fact necessary to make any statements therein, in the light of the circumstances under which they were made, not misleading or (C) the representations and warranties of or relating to the Company contained in any agreement for the sale of any Registrable Securities under a Registration Statement ceasing to be true and correct in any material respect and (ii) of the Company’s reasonable determination that a post-effective amendment to the Registration Statement would be appropriate or required or that there exist circumstances not yet disclosed to the public which make further sales under such Registration Statement inadvisable pending such disclosure and post-effective amendment;

(i)

in the event that the IPO Common Shares are listed on a national securities exchange, use commercially reasonable efforts to cause all such Registrable Securities to be listed, and to maintain the listing of such Registrable Securities, on the national securities exchange on which the IPO Common Shares are then listed and cause to be satisfied all requirements and conditions of such securities exchange to the listing or quoting of such securities that are reasonably within the control of the Company including registering the applicable class of Registrable Securities under the Exchange Act, if appropriate, and using commercially reasonable efforts to cause such registration to become effective pursuant to the rules of the Commission in accordance with the terms hereof;

(j)

if requested by any Holder participating in the offering of Registrable Securities, incorporate in a prospectus supplement or post-effective amendment such information concerning the Holder or the intended method of distribution as the Holder reasonably requests to be included therein and is reasonably necessary to permit the sale of the Registrable Securities pursuant to the Registration Statement, including information with respect to the number of Registrable Securities being sold, the purchase price being paid therefor and any other material terms of the offering;

(k)

make available to its stockholders, as soon as practicable but no later than 90 days following the end of the 12-month period beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of each Registration Statement filed pursuant to this Agreement an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(l)

in connection with the preparation and filing of any Registration Statement, Prospectus or any amendments or supplements thereto, (i) give the Selling Holders, the underwriters or Agent (if applicable) and their respective counsels the opportunity to review and provide comments on such Registration Statement, each Prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, (ii) in good faith consider such comments in any such documents prior to the filing thereof as the counsel to the Holders or underwriters may reasonably request, and (iii) make available such of the Company’s representatives as shall be reasonably requested by the Holders or any underwriter for discussion of such documents;

(m)

provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement;

(n)

cooperate with the Holders to facilitate the timely delivery, preparation and delivery of certificates (or evidence of direct registration), with requisite CUSIP numbers, representing Registrable Securities to be sold;

(o)

to the extent the Company is a WKSI during the period in which this Agreement is in effect, use commercially reasonable efforts to take such actions as under its control to remain a WKSI and not become an ineligible issuer during the period when any Registration Statement remains in effect; and

(p)	take such other actions as are reasonably required in order to expedite or facilitate the disposition of Registrable Securities included in each such registration.

Section 6.	Indemnification; Contribution

6.1

Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder and each Person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any of their partners, members, officers, directors, employees, agents, advisors or representatives, against any and all loss, liability, claim, judgment, damage, action, cost, and expense whatsoever (including reasonable fees, expenses, disbursements of attorneys and other professionals, amounts paid in settlement and reasonable costs incurred in investigating, preparing, defending against or participating in (as a witness or otherwise) any commenced or threatened litigation, investigation or proceeding) (collectively, “Losses”), as incurred, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which the Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the indemnity provided pursuant to this Section 6.1 does not apply to any Holder with respect to any Losses to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in a Registration Statement (or any amendment thereto) or a Prospectus (or any amendment or supplement thereto).

6.2

Indemnification by Holders. Each Holder (and each permitted assignee of such Holder, on a several basis) severally and not jointly agrees to indemnify and hold harmless the Company, and each of its directors and officers (including each director and officer of the Company who signed a Registration Statement), and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all Losses, as incurred, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) pursuant to which the Registrable Securities of such Holder were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the indemnity provided pursuant to this Section 6.2 shall only apply with respect to any Losses to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in a Registration Statement (or any amendment thereto) or a Prospectus (or any amendment or supplement thereto). Notwithstanding the provisions of this Section 6.2, a Holder and any permitted assignee shall not be required to indemnify the Company, its officers, directors or control persons with respect to any amount in excess of the amount of the total net proceeds to the Holder or such permitted assignee, as the case may be, from sales of the Registrable Securities of the Holder under the Registration Statement or Prospectus, as applicable, that is the subject of the indemnification claim.

6.3

Conduct of Indemnification Proceedings. An indemnified party hereunder shall give reasonably prompt notice to the indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 6.1 or 6.2 above, unless and only to the extent that the indemnifying party is actually materially prejudiced by the failure to give notice, and then only to such extent, and (ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided under Section 6.1 or 6.2 above and the contribution obligation provided in Section 6.4 below. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party’s own expense with counsel chosen by the indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; provided, however, that the indemnifying party will not settle, compromise or consent to the entry of any judgment with respect to any such action or proceeding without the written consent of the indemnified party unless such settlement, compromise or consent secures the unconditional release of the indemnified party and does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party; and provided, further, that, if the indemnified party reasonably determines that a conflict of interest exists where it is advisable for the indemnified party to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it which are different from or in addition to those available to the indemnifying party (or in the situation where the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 20 Business Days after receiving notice from the indemnified party that the indemnified party believes the indemnifying party has failed to do so), then the indemnifying party shall not be entitled to assume such defense and the indemnified party shall be entitled to separate counsel at the indemnifying party’s expense, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one additional firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties. If the indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the second proviso to the preceding sentence, the indemnifying party’s counsel shall be entitled to conduct the indemnifying party’s defense and counsel for the indemnified party shall be entitled to conduct the defense of the indemnified party, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If the indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, the indemnifying party will not be liable for any settlement effected without the written consent of the indemnifying party, not to be unreasonably withheld, delayed or conditioned. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, the indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding.

6.4

Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 6.1 and 6.2 is for any reason held to be unenforceable by a court of competent jurisdiction to any indemnified party although applicable in accordance with its terms, the Company and the relevant Holder shall contribute to the aggregate losses, liabilities, claims, damages, actions, costs, judgments and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the Holder, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holder on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages, actions, costs, judgments or expenses. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, relates to information supplied by the indemnifying party or the indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action.

The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 6.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6.4, a Holder shall not be required to contribute any amount in excess of the amount that it would have been obligated to pay by way of indemnification if the indemnification provided for under Section 6.2 had been available under the circumstances. Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6.4, each Person, if any, who controls a Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any of their partners, members, officers, directors, employees, agents or representatives, shall have the same rights to contribution as the Holder, and each director of the Company, each officer of the Company who signed a Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company. In addition, no Person shall be obligated to contribute hereunder for any amounts in payment for any settlement of any action or claim, effected without such Person’s written consent.

6.5

Survival. The indemnification and contribution provisions in this Section 6 shall be a continuing right and shall survive the registration and sale of any securities by any Person entitled to indemnification or contribution, as applicable hereunder, and the expiration or termination of this Agreement.

Section 7.	Registration Expenses

7.1

The Company shall pay all expenses incident to the performance by the Company of its exchange obligations under Section 2 and registration obligations under Section 3, up to a maximum aggregate amount of $1.0 million, including (i) all expenses incurred in connection with the preparation, printing and distribution of any Registration Statements and Prospectuses and all amendments and supplements thereto, (ii) Commission and state securities registration, listing and filing fees, (iii) all fees and expenses of complying with securities or “blue sky” laws other than fees and disbursements of counsel for the Holders in connection with “blue sky” qualifications of the securities and determination of their eligibility for investment under the laws of such jurisdictions, (iv) all FINRA fees and fees of any applicable stock exchange, (v) fees and disbursements of counsel for the Company and fees and expenses for the independent certified public accountants retained by the Company (including the expenses or costs associated with the delivery of any opinions or comfort letters), (vi) all internal expenses of the Company (including all salaries and expenses of the officers and employees of the Company and the Adviser performing legal or accounting duties); and (vii) the fees and expenses of any Person, including special experts, retained by the Company in connection with the preparation of any Registration Statement for registration of Registrable Securities. Any of the foregoing expenses in excess of the aggregate amount of $1.0 million will not be the responsibility of the Company and will be borne and paid solely by the Holders (on a pro rata basis).

7.2

Each Holder shall be responsible for the payment of any brokerage and sales commissions, fees and disbursements of the Holder’s accountants and other advisors, including legal counsel to the Holders, and any transfer taxes relating to the sale or disposition of the Registrable Securities by such Holder pursuant to this Agreement. The Company shall have no obligation to pay any other costs or expenses incurred by the Holders, including underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the Holders thereof, which underwriting discounts or selling commissions shall be borne by such Holders.

Section 8.	Rule 144 Compliance

The Company shall use commercially reasonable efforts to file as and when applicable, on a timely basis, all reports required to be filed by it under the Exchange Act. The Company shall use commercially reasonable efforts to make and keep current public information available as specified in paragraph (c) of Rule 144 (or any successor rule) promulgated under the Securities Act. The Company shall use commercially reasonable efforts to take such further action as may be reasonably required from time to time to enable the Holders to Transfer Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 or any other exemption from registration. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, if not, the specifics thereof, as well as any such other information as may be reasonably requested to allow such Holder to sell its Registrable Securities pursuant to Rule 144. In connection with any Transfer of Registrable Securities by a Holder pursuant to Rule 144 promulgated under the Securities Act, the Company shall cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as Holder may reasonably request at least five Business Days prior to any sale of Registrable Securities hereunder or, if practicable, and at the request of such Holder, have such Registrable Securities delivered electronically via DWAC through the Depository Trust Company.

Section 9.	Miscellaneous

9.1	Additional Agreements.

(a)

In the event that any IPO Common Shares or other Securities are issued in respect of, or in exchange for, or in substitution of the Registrable Securities by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, share dividend, split-up, sale of assets, distribution to stockholders or combination of the shares or any other similar change in the Company’s capital structure, the Company agrees that appropriate adjustments shall be made to this Agreement to ensure that each Holder has, immediately after consummation of such transaction, substantially the same rights from the Company or another issuer of Securities, as applicable, as it had immediately prior to the consummation of such transaction in respect of the Registrable Securities under this Agreement.

(b)

The Company shall not enter into any agreement with respect to the Company’s securities that is inconsistent with the rights granted to the Holders under this Agreement, and no such agreement is currently in effect.

9.2

Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter of this Agreement, and supersedes all prior and contemporaneous agreements understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter of this Agreement. The express terms of this Agreement control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms of this Agreement.

9.3	Amendments and Waivers.

(a)

The provisions of this Agreement, including the provisions of this Section 9.3, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and the Investors and Holders holding in the aggregate at least a majority of the outstanding Class N Shares that were issued in the Private Placement and Registrable Securities that were issued in exchange for Class N Shares that were issued in the Private Placement, voting together as a single class. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Investor and Holder, each future Investor and Holder, and the Company.

(b)

Notice of any amendment, modification or supplement to this Agreement adopted in accordance with this Section 9.3 shall be provided by the Company to the Holders prior to the effective date of such amendment, modification or supplement.

9.4

No Implied Waivers: Remedies. No failure or delay on the part of any party in exercising any right, privilege, power, or remedy under this Agreement, and no course of dealing shall operate as a waiver of any such right, privilege, power or remedy; nor shall any single or partial exercise of any right, privilege, power or remedy under this Agreement preclude any other or further exercise of any such right, privilege, power or remedy or the exercise of any other right, privilege, power or remedy. No waiver shall be asserted against any party unless signed in writing by such party. The rights, privileges, powers and remedies available to the parties are cumulative and not exclusive of any other rights, privileges, powers or remedies provided by statute, at law, in equity or otherwise.

9.5	Assignment.

(a)

Except as expressly provided in this Section 9.5, no Investor or Holder may assign any of its rights under this Agreement without the prior consent of the Company and any purported assignment to the contrary shall be void ab initio; provided, however, that such consent shall not be required in connection with (x) assignments to any Affiliate to whom such Investor or Holder Transfers any Class N Shares or Registrable Securities or any rights to acquire Class N Shares or Registrable Securities so long as such Transfer is not made pursuant to an effective Registration Statement or pursuant to Rule 144 (or any successor provision thereto) under the Securities Act or (y) a pledge of Registrable Securities to a bona fide lender.

(b)

Notwithstanding anything herein to the contrary, no Investor or Holder may assign any of its rights under this Agreement to any Person to whom such Investor or Holder Transfers any Registrable Securities if the Transfer of such Registrable Securities requires registration under the Securities Act.

(c)

Notwithstanding anything herein to the contrary, no Person may be assigned any rights under this Agreement unless the assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement as an “Investor” or “Holder,” including the provisions of this Section 9.5.

9.6

Successors and Assigns: No Third Party Beneficiaries. This Agreement will be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns. This Agreement is not intended, and shall not be construed, to confer any rights or benefits on any Persons that are not party hereto other than as expressly set forth in Section 6 and Section 9.5.

9.7	Notices.

(a)	All notices, demands or requests provided for or permitted to be given pursuant to this Agreement must be in writing, to the following addresses:

(i) if to the Company:	Invesco Real Estate Income Trust Inc. 1555 Peachtree Street, N.E., Suite 1800, Atlanta, Georgia, 30309 Attention: Christopher Fischer Email: Chris.Fischer@invesco.com

with a required copy to:	Alston & Bird LLP 1201 W. Peachtree Street NW Atlanta, GA 30309 Attention: Rosemarie A. Thurston Email: rosemarie.thurston@alston.com

(ii)

if to any Investor or Holder to the address contained in the records of the Company with a copy to the Investor’s or Holder’s counsel, if known, or at such other address as the addressee may have furnished in writing to the sender as provided herein.

(b)

Any notice or demand that may or are required to be given hereunder by any party to another shall be deemed to have been duly given if (i) personally delivered or delivered by facsimile or electronic mail, when received or (ii) sent by U.S. Express Mail or recognized overnight courier, on the second following Business Day (or third following Business Day if mailed outside the United States).

9.8

Specific Performance. The parties hereto acknowledge that the obligations undertaken by them hereunder are unique and that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to (i) compel specific performance of the obligations, covenants and agreements of any other party under this Agreement in accordance with the terms and conditions of this Agreement and (ii) obtain preliminary injunctive relief to secure specific performance and to prevent a breach or contemplated breach of this Agreement in any court of the United States or any State thereof having jurisdiction, and in any such case, no bond or security shall be required in connection therewith.

9.9

GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR ANY DISTRICT WITHIN SUCH STATE FOR THE PURPOSE OF ANY ACTION OR JUDGMENT RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY AND TO THE LAYING OF VENUE IN SUCH COURT.

9.10

WAIVER OF JURY TRIAL. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND, THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

9.11

Headings; References; Interpretation. The headings contained in this Agreement are solely for convenience and reference and shall not limit or otherwise affect the meaning or interpretation of any of the terms or provisions of this Agreement. The references herein to Sections, unless otherwise indicated, are references to sections of this Agreement. Whenever the words “include,” “includes,” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” Unless the context requires otherwise, all words used in this Agreement in the singular number shall extend to and include the plural number, all words in the plural number shall extend to and include the singular number, and all words in any gender shall extend to and include all genders. To the fullest extent permitted by law, this Agreement shall be construed without regard to any presumption or rule requiring construction against the party drafting or causing this instrument to be drafted.

9.12	Severability. If any provision of the Agreement shall be held to be invalid, the remainder of the Agreement shall not be affected thereby.

9.13

Counterparts; Facsimile; PDF. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts of this Agreement, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. Any facsimile or Adobe portable document format copies hereof or signature hereon shall, for all purposes, be deemed originals.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf as of the date first herein above set forth.

COMPANY:

INVESCO REAL ESTATE INCOME TRUST INC.

By:	/s/ Beth A. Zayicek
Name: Beth A. Zayicek
Title: Chief Operating Officer

INVESTOR:

Massachusetts Mutual Life Insurance Company

By:	/s/ Andrew C. Dickey
Name: Andrew C. Dickey
Title: Head of Alternative and Private Equity

Signature Page to Exchange and Registration Rights Agreement

EXHIBIT A

NOTICE OF EXCHANGE

To:	Invesco Real Estate Income Trust Inc. 1555 Peachtree Street, N.E., Suite 1800, Atlanta, Georgia, 30309

This Notice of Exchange is delivered pursuant to the terms of the Exchange and Registration Rights Agreement, dated as of August 7, 2020, by and between Invesco Real Estate Income Trust Inc. (the “Company”) and the Investors party thereto (the “Agreement”). All capitalized terms used and not otherwise defined herein have the meanings given to such terms in the Agreement.

The undersigned Exchanging Stockholder hereby irrevocably tenders for Exchange Class N Shares in accordance with the terms of the Agreement. The number of Tendered Class N Shares and the class of IPO Common Shares the Exchanging Stockholder elects to receive in the Exchange is specified on the signature page to this Notice of Exchange. The undersigned Exchanging Stockholder:

(a) undertakes (i) to surrender the Tendered Class N Shares and any certificate therefor at the closing of the Exchange and (ii) to furnish to the Company, prior to the Specified Exchange Date, the documentation, instruments and information required under Section 2 of the Agreement;

(b) directs that the certified check representing the applicable Cash Amount, if the Company elects to redeem all or a portion of the Tendered Class N Shares for cash pursuant to Section 2.2 of the Agreement, be delivered to the address specified below;

(c) represents, warrants, certifies and agrees that:

(i) the undersigned Exchanging Stockholder is a Qualified Party;

(ii) the undersigned Exchanging Stockholder has, and at the closing of the Exchange will have, good, marketable and unencumbered title to the Tendered Class N Shares, free and clear of the rights or interests of any other person or entity;

(iii) the undersigned Exchanging Stockholder has, and at the closing of the Exchange will have, the full right, power and authority to tender and surrender the Tendered Class N Shares as provided herein; and

(iv) the undersigned Exchanging Stockholder has obtained the consent or approval of all persons and entities, if any, having the right to consent to or approve such exchange and surrender;

(d) acknowledges that it will continue to own the Tendered Class N Shares unless and until the Exchange is closed and the Exchanging Stockholder receives (1) the IPO Common Shares Amount and/or (2) the applicable Cash Amount in exchange for such Tendered Class N Shares; and

(e) agrees to indemnify and hold harmless the Company and its affiliates, stockholders, members, managers, officers, directors, agents and employees from and against any and all loss, damage, liability, or expense, including costs and reasonable attorneys’ fees, to which any such person may become subject or which they may incur by reason of or in connection with any misrepresentation made by the Exchanging Stockholder in this Notice of Exchange, any breach of any of the Exchanging Stockholder’s representations or warranties set forth in this Notice of Exchange, or the Exchanging Stockholder’s failure to fulfill any of its covenants or agreements under this Notice of Exchange.

All capitalized terms used herein and not otherwise defined shall have the same meaning ascribed to them respectively in the Agreement.

Number of Tendered Class N Shares

Class of IPO Common Shares Stockholder Elects to Receive in the Exchange (Specify Class T, Class S, Class D, Class I or Class E Common Stock)

Dated:

Name of Stockholder:

(Signature of Stockholder)

(Street Address)

(City) (State) (Zip Code)

Signature Medallion Guaranteed by:

Issue Check Payable/Shares to:

Name:

Social security or identifying number: